UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2015 (June 10, 2015)

Ladder Capital Corp

(Exact Name of Registrant As Specified In Its Charter)

Delaware	001-36299	80-0925494
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Park Avenue, 8th Floor
New York, New York 10154
(Address of Principal Executive Offices, including Zip Code)

(212) 715-3170
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2015, Joel Peterson resigned from the Board of Directors (the “Board”) of Ladder Capital Corp (the “Company”). The Company is extremely grateful to Mr. Peterson for his years of dedicated service to the Company and its stockholders.

In connection with Mr. Peterson’s departure, on June 10, 2015, the Board of the Company elected Mark Alexander as a director of the Board to fill the vacancy created by Mr. Peterson’s resignation. The Board also appointed Mr. Alexander as a member of its Audit Committee and the chair of its Nominating and Corporate Governance Committee. The Board determined that Mr. Alexander meets the requirements for independence and financial literacy under the standards set forth in the rules and regulations of the Securities and Exchange Commission and the applicable listing standards of The New York Stock Exchange. A biography for Mr. Alexander is set forth below.

Prior to joining the Company’s Board, from 2013 to 2015, Mr. Alexander served as the Chief Information Officer and Head of Technology and Operations for Global Markets at Bank of America Merrill Lynch. Prior to this role, he served for five years as Chief Information Officer and Head of Technology and Operations for Global Wealth and Investment Management (“GWIM”) at Bank of America Merrill Lynch. Mr. Alexander joined Merrill Lynch in 1991, and held various leadership positions in Global Markets and GWIM, including Head of Global Operations, GWIM Business Infrastructure and Controls, the GWIM Direct Division, Broadcort Clearing, Transaction and Custody Services, Global Equities Operations, Fixed Income Operations, Institutional Client Services, and Global Private Client Services. From 1989 to 1991, Mr. Alexander served as a manager of auditing and a consultant for financial services at Deloitte & Touche after five years as a senior and staff accountant. He has also served on the board of the Depository Trust and Clearing Corporation, where he was Lead Director and Chair of the Audit Committee and served on the Governance and Compensation Committees. Mr. Alexander also served on the boards of Euroclear plc, LCH.Clearnet, the European Securities Clearing Corporation, Participants’ Trust Company, where he was Chairman in 1997, and the Government Securities Clearing Corporation. Mr. Alexander is a Certified Public Accountant (inactive) and has a BBA in Accounting from Hofstra University and an MBA in Finance from New York University’s Stern School of Business. Mr. Alexander’s extensive financial and accounting experience qualifies him to serve as a member of the Company’s Board.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LADDER CAPITAL CORP

/s/ Marc Fox
Marc Fox
Chief Financial Officer

Date: June 11, 2015

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